================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Philip J. Orlando
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #518471

                            ------------------------
                               SEMI-ANNUAL REPORT
                            ------------------------
                                  June 30, 2001
                            ------------------------


                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.




                                   ----------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Leverage Growth Investors, Inc.


                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------
To Our Shareholders:

The investment climate that prevailed during the first six months of 2001 began to turn downward during last year's fourth quarter. We saw that the U.S. economy was clearly weakening (due to the Fed's tighter monetary policy, higher energy prices, and the reduction in liquidity) following the Y2K event, among several other factors, and thought that corporate profits would be under some pressure for the foreseeable future.

Stock prices, began moving down last fall, and dropped pretty much in a straight line until the end of March of this year. We got a noticeable relief rally in April and early May, but stocks traded in a narrow range for the balance of the second quarter.

In a challenging market environment, it's not surprising that Leveraged Growth posted negative performance during this year's first half. Our total return from January 1st through June 30th was -4.71%, which compares favorably with the -6.70% (including reinvested dividends) achieved by the unmanaged Standard & Poor's 500 Index(1).

Two notable strategic initiatives were pursued during the first half of 2001. The first concerns technology stocks. Like most aggressive growth portfolios, Leveraged Growth normally maintains an above-market weighting in the tech sector, which we define to include computer hardware and software, semiconductors, telecommunications equipment, and similar electronics and precision instruments. But thus far, 2001 has not been a normal environment, with most stocks in the sector dropping precipitously from levels attained in the middle of 2000. As those prices fell, and as the companies' earnings failed to meet estimates (and earnings estimates were scaled back), nearly the entire tech sector fell within the Value Line Timeliness Ranking System, our principal stock-selection model. In accordance with our discipline, we sell stocks that fail to meet certain ranking criteria. Over the first half of 2001, this list has included such significant holdings as Dell Computer, Intel, Cisco Systems, and Applied Materials. As a result, the portfolio is now underweighted in tech vis a vis the S&P 500.

The second initiative addresses the cash that was generated by selling all those tech positions. While we have been leveraged during the entire six-month period, we elected to stay leveraged, in accordance with the Value Line Asset Allocation model. Most of the new cash was plowed back into new stocks, mostly retailers and other consumer stocks. While the economy has been weak, the consumer sector (which accounts for about two-thirds of GDP) has remained relatively vibrant, and quality stocks in this sector have become an important portfolio component.

The market has not yet responded to the aggressive monetary ease engineered by the Federal Reserve since January 3, 2001. However, we believe that over the third and fourth quarters, investors and the equity market will respond positively. Though the timing of these events is difficult to predict with accuracy, we are optimistic that a better climate for growth investors isn't too far in the future.

We look forward to writing a more upbeat letter six months from now.

                                    Sincerely,

                                    /s/ Jean Bernhard Buttner

                                    Jean Bernhard Buttner
                                    Chairman and President

July 24, 2001
--------------------------------------------------------------------------------
(1.)The S & P 500 Index  consists of 500 stocks which are traded on the New York
    Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.
--------------------------------------------------------------------------------
2

                                      Value Line Leverage Growth Investors, Inc.


Growth Investors Shareholders
--------------------------------------------------------------------------------
Economic Observations

The U.S. economy, which decelerated markedly during the opening six months of this year, with growth easing to less than 1% during the second quarter alone, now appears to be in the process of bottoming out. Indeed, going forward, we would expect the succession of interest rate cuts that have been effected by the Federal Reserve, along with any that are likely to follow, the recently uneven comeback by the equities markets, the continued high levels of consumer confidence, and the further working down of excess inventories to combine to set into motion a slow and, at first, uneven business recovery.

We think that growth in the nation's gross domestic product will total 1%-2% during the third quarter, improve to the 2%-3% range in the final three months of this year, and then average 3%, or slightly more, in 2002.

Inflationary pressures, meantime, are continuing to be kept at bay. This benign pricing, which continues to be rooted in both sustained increases in productivity (or labor-cost efficiency) and the pronounced slowdown in consumer and industrial demand arising from the weak economy, is now also being underpinned by recent reductions in energy costs and commodity prices. To be sure, as the economy improves, some increase in pricing pressure will evolve over the next year. But absent a more vigorous business recovery than we now expect, inflation should remain muted over the next six to 12 months, at least.

Finally, the Federal Reserve, which has been most supportive with six interest rate reductions thus far this year, is likely to again come to the aid of a stumbling economy with one or more additional rate cuts over the summer and perhaps in the fall, as the nation's central bank strives to hopefully prevent the first domestic recession (i.e., consecutive quarters of declining gross domestic products) in more than a decade.

*Performance Data:

                                        Growth of
                             Average   an Assumed
                             Annual   Investment of
                          Total Return   $10,000
                            ---------   ---------
 1 year ended 6/30/2001...  -19.49%      $ 8,051
 5 years ended 6/30/2001..  +15.39%      $20,453
10 years ended 6/30/2001..  +15.30%      $41,539

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

Value Line Leverage Growth Investors, Inc.

Portfolio Highlights at June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                                  Value        Percentage
Issue                                                             Shares     (in thousands)   of Net Assets
-----------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc. ........................................    520,000        $24,482          4.4%
AOL Time Warner, Inc. ........................................    430,000         22,790          4.1
Fifth Third Bancorp ..........................................    337,500         20,267          3.6
Citigroup, Inc. ..............................................    350,000         18,494          3.3
Kohl's Corp. .................................................    280,000         17,564          3.1
American International Group, Inc. ...........................    200,000         17,200          3.1
Omnicom Group, Inc. ..........................................    200,000         17,200          3.1
Medtronic, Inc. ..............................................    320,000         14,723          2.6
General Electric Co. .........................................    300,000         14,625          2.6
Microsoft Corp. ..............................................    200,000         14,600          2.6

Five Largest Industry Categories

                                                                   Value       Percentage
Industry                                                      (in thousands)  of Net Assets
-----------------------------------------------------------------------------------------------------------
Financial Services-Diversified ...............................    $57,704         10.3%
Computer Software & Services .................................     44,933          8.0
Retail-Special Lines .........................................     39,575          7.0
Medical Supplies .............................................     36,915          6.6
Retail Store .................................................     32,251          5.7

Five Largest Security Purchases*

                                                                   Cost
Issue                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. ...............................    $ 6,854
Boeing Co. ...................................................      5,581
Universal Health Services, Inc. ..............................      4,863
Federal National Mortgage Association ........................      4,387
Federal Home Loan Mortgage Corp. .............................      4,277

Five Largest Security Sales*

                                                                 Proceeds
Issue                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------
Intel Corp. ..................................................    $13,004
Dell Computer Corp. ..........................................     12,581
ADC Telecommunications, Inc. .................................     11,911
EMC Corp. ....................................................     10,796
Schering-Plough Corp. ........................................      9,586

* For the six month period ended 06/30/01


--------------------------------------------------------------------------------
4

                                      Value Line Leverage Growth Investors, Inc.


Schedule of Investments (unaudited)                                June 30, 2001
--------------------------------------------------------------------------------

                                           Value
  Shares                               (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (100.6%)

          ADVERTISING (3.1%)
 200,000  Omnicom Group, Inc...........  $ 17,200

          AEROSPACE/
            DEFENSE (0.9%)
  90,000  Boeing Co....................     5,004

          AIR TRANSPORT (0.8%)
 240,000  Southwest Airlines Co........     4,438

          BANK (3.2%)
 115,000  BB&T Corp....................     4,221
 160,000  State Street Corp............     7,918
 100,000  Zions Bancorporation.........     5,900
                                         --------
                                           18,039

          BANK-MIDWEST (4.5%)
 337,500  Fifth Third Bancorp..........    20,267
 225,000  U.S. Bancorp.................     5,128
                                         --------
                                           25,395

          BEVERAGE-
            SOFT DRINK (0.7%)
  95,000  PepsiCo, Inc.................     4,199

          BIOTECHNOLOGY (2.5%)
 120,000  Amgen Inc.*..................     7,282
  70,000  Biogen, Inc.*................     3,805
 175,000  Immunex Corp.*...............     3,106
                                         --------
                                           14,193

          BUILDING
            MATERIALS (0.6%)
 174,900  Dal-Tile International Inc.*.     3,244

          COMPUTER &
            PERIPHERALS (1.8%)
  90,000  International Business
            Machines Corp..............    10,170

          COMPUTER SOFTWARE &
            SERVICES (8.0%)
 180,000  Adobe Systems, Inc...........   $ 8,460
 167,450  Fiserv, Inc.*................    10,713
 200,000  Microsoft Corp.*.............    14,600
 167,600  Oracle Corp.*................     3,184
 105,600  Paychex, Inc.................     4,224
  80,000  Siebel Systems, Inc.*........     3,752
                                         --------
                                           44,933

          DIVERSIFIED
            COMPANIES (1.9%)
 200,000  Tyco International Ltd.......    10,900

          DRUG (4.9%)
  50,000  Bristol-Myers Squibb Co......     2,615
  80,000  Genzyme Corp.--
            General Division*..........     4,880
 101,500  MedImmune, Inc.*.............     4,791
 100,000  Merck & Co., Inc.............     6,391
 216,000  Pfizer, Inc..................     8,651
                                         --------
                                           27,328

          E-COMMERCE (0.5%)
 100,000  BEA Systems, Inc.*...........     3,071

          EDUCATIONAL
            SERVICES (0.7%)
 103,000  Education Management
            Corp.*.....................     4,125

          ELECTRICAL
            EQUIPMENT (2.6%)
 300,000  General Electric Co..........    14,625

          ELECTRONICS (0.8%)
 170,000  Flextronics International
            Ltd.*......................     4,439

          ENTERTAINMENT (4.1%)
 430,000  AOL Time Warner, Inc.*.......    22,790


--------------------------------------------------------------------------------

Value Line Leverage Growth Investors, Inc.


Schedule of Investments (unaudited)
--------------------------------------------------------------------------------


                                           Value
  Shares                               (in thousands)
--------------------------------------------------------------------------------

          FINANCIAL SERVICES -
            DIVERSIFIED (10.3%)
 200,000  American International
            Group, Inc.................  $ 17,200
  70,000  Capital One Financial Corp...     4,200
 350,000  Citigroup, Inc...............    18,494
  67,000  Federal Home Loan
            Mortgage Corp..............     4,690
  55,000  Federal National Mortgage
            Association................     4,683
  43,700  Hartford Financial Services
            Group, Inc. (The)..........     2,989
  75,000  MGIC Investment Corp.........     5,448
                                         --------
                                           57,704

          GROCERY (1.5%)
 180,000  Safeway Inc.*................     8,640

          HOMEBUILDING (0.9%)
 165,700  KB HOME .....................     4,999

          HOUSEHOLD
            PRODUCTS (0.7%)
  70,000  Colgate-Palmolive Co.........     4,129

          INSURANCE-LIFE (0.9%)
 150,000  UnumProvident Corp...........     4,818

          INSURANCE-PROPERTY/
            CASUALTY (0.6%)
  43,000  Chubb Corp. (The)............     3,330

          MEDICAL SERVICES (4.6%)
 280,000  HCA-The Healthcare
            Company....................    12,653
  45,000  Laboratory Corp.  of
            America Holdings*..........     3,461
 162,000  Oxford Health Plans, Inc.*...     4,633
 110,000  Universal Health
            Services, Inc.*............     5,005
                                         --------
                                           25,752

          MEDICAL SUPPLIES (6.6%)
 100,000  Biomet, Inc..................   $ 4,806
  59,500  Cardinal Health, Inc.........     4,106
 113,100  Fisher Scientific
            International, Inc.*.......     3,280
 200,000  Johnson & Johnson............    10,000
 320,000  Medtronic, Inc...............    14,723
                                         --------
                                           36,915

          METALS & MINING-
            GENERAL (1.1%)
 150,000  Alcoa, Inc...................     5,910

          NATURAL GAS-
            DIVERSIFIED (0.6%)
  75,000  Mitchell Energy &
            Development Corp...........     3,469

          OILFIELD SERVICES/
            EQUIPMENT (1.2%)
 120,000  BJ Services Co.*.............     3,406
  96,500  Noble Drilling Corp.*........     3,160
                                         --------
                                            6,566

          PETROLEUM-
            PRODUCING (1.5%)
  67,500  Anadarko Petroleum Corp......     3,647
  95,000  Apache Corp..................     4,821
                                         --------
                                            8,468

          PHARMACY (1.0%)
 150,000  CVS Corp.....................     5,790

          POWER INDUSTRY (1.5%)
 200,000  AES Corp. (The)*.............     8,610

          RECREATION (4.9%)
 520,000  Harley-Davidson, Inc.........    24,482
 150,000  Mattel, Inc..................     2,838
                                         --------
                                           27,320


--------------------------------------------------------------------------------

                                      Value Line Leverage Growth Investors, Inc.

                                                                   June 30, 2001
--------------------------------------------------------------------------------


                                           Value
  Shares                               (in thousands)
--------------------------------------------------------------------------------

          RESTAURANT (0.9%)
 187,500  Cheesecake
            Factory, Inc. (The)*.......   $ 5,306

          RETAIL BUILDING
            SUPPLY (1.9%)
 150,000  Lowe's Companies, Inc........    10,883

          RETAIL-SPECIAL
            LINES (7.0%)
 270,000  Abercrombie & Fitch Co.
            Class "A"*.................    12,015
 225,000  AnnTaylor Stores Corp.*......     8,055
 300,000  Bed Bath & Beyond Inc.*......     9,360
 150,000  Gap, Inc. (The)..............     4,350
 160,000  Tiffany & Co.................     5,795
                                         --------
                                           39,575

          RETAIL STORE (5.7%)
 130,000  Costco Wholesale Corp.*......     5,340
 280,000  Kohl's Corp.*................    17,564
 115,000  Target Corp..................     3,979
 110,000  Wal-Mart Stores, Inc.........     5,368
                                         --------
                                           32,251

          SECURITIES
            BROKERAGE (1.2%)
  90,000  Lehman Brothers
            Holdings, Inc..............     6,998

          TELECOMMUNICATIONS
            EQUIPMENT (1.5%)
 140,000  QUALCOMM Incorporated*.......     8,187


                                           Value
                                       (in thousands)
                                         except per
  Shares                                share amount)
--------------------------------------------------------------------------------

          TELECOMMUNICATION
            SERVICES (0.8%)
  40,000  Telephone & Data
            Systems, Inc...............   $ 4,350

          THRIFT (1.3%)
  47,500  Golden West Financial Corp...     3,051
 120,000  Washington Mutual, Inc.......     4,506
                                         --------
                                            7,557

          TOBACCO (0.8%)
  86,000  Philip Morris Companies, Inc.     4,365
                                         --------

          TOTAL COMMON STOCKS
            AND TOTAL
            INVESTMENT
            SECURITIES (100.6%)
            (Cost $337,574,000) .......   565,985
                                         --------

EXCESS OF LIABILITIES OVER
  CASH AND OTHER ASSETS(-0.6%) ........    (3,577)
                                         --------

NET ASSETS (100.0%) ...................  $562,408
                                         ========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  OUTSTANDING SHARE
  ($562,407.959 / 12,935,438 shares of
  capital stock outstanding) ..........   $ 43.48
                                         ========

* Non-income producing




See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Leverage Growth Investors, Inc.


Statement of Assets
and Liabilities at June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      (In thousands
                                    except per share
                                         amount)
                                      -------------
Assets:
Investment securities, at value
  (Cost--$337,574) ...................  $565,985
Cash ................................          3
Receivable for capital shares sold ..      1,487
Dividends receivable ................        301
Prepaid expenses ....................          8
                                        --------
      Total Assets ..................    567,784
                                        --------
Liabilities:
Payable for securities purchased ....      4,245
Payable for line of credit outstanding       450
Payable for capital shares repurchased       127
Accrued expenses:
  Advisory fee ......................        343
  Service and distribution plan
    fees payable.....................        114
  Other .............................         97
                                        --------
      Total Liabilities .............      5,376
                                        --------
Net Assets ..........................   $562,408
                                        ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  12,935,438 shares).................   $ 12,935
Additional paid-in capital ..........    237,546
Accumulated net investment loss .....     (1,928)
Undistributed net realized gain
  on investments.....................     85,444
Net unrealized appreciation of
  investments .......................    228,411
                                        --------
Net Assets ..........................   $562,408
                                        ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($562,407,959 / 12,935,438
  shares outstanding)................    $ 43.48
                                        ========


Statement of Operations
for the six months ended June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    (In thousands)
                                     -----------
Investment Income:
Dividends ...........................   $ 1,394
Interest ............................        27
                                      ---------
      Total Income ..................     1,421
                                      ---------
Expenses:
Advisory fee ........................     2,096
Service and distribution plan fees ..       699
Interest expense ....................       314
Transfer agent fees .................        92
Custodian fees ......................        31
Auditing and legal fees .............        26
Postage .............................        21
Telephone ...........................        16
Registration and filing fees ........        15
Directors' fees and expenses ........        12
Insurance, dues and other ...........        12
Printing ............................        10
Commitment fee ......................         8
                                      ---------
      Total Expenses Before
        Custody Credits .............     3,352
      Less: Custody Credits .........        (3)
                                      ---------
      Net Expenses ..................     3,349
                                      ---------
Net Investment Loss .................    (1,928)
                                      ---------
Net Realized and Unrealized
  Gain (Loss) on Investments:
  Net Realized Gain .................    72,301
  Change in Net Unrealized
    Appreciation ....................  (100,408)
                                      ---------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments.....................   (28,107)
                                      ---------
Net Decrease in Net Assets
  from Operations.................... $ (30,035)
                                      =========




See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                      Value Line Leverage Growth Investors, Inc.

Statement of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and for the year ended December 31, 2000
--------------------------------------------------------------------------------

                                                                          Six Months
                                                                             Ended          Year Ended
                                                                         June 30, 2001     December 31,
                                                                          (unaudited)          2000
                                                                          ----------------------------
                                                                                 (In thousands)
Operations:
  Net investment loss..................................................    $  (1,928)       $  (2,960)
  Net realized gain on investments ....................................       72,301           41,987
  Change in net unrealized appreciation ...............................     (100,408)        (136,459)
                                                                           --------------------------
  Net decrease in net assets from operations...........................      (30,035)         (97,432)
                                                                           --------------------------

Distributions to Shareholders:
 Net realized gain from investment transactions .......................         --            (52,527)
                                                                           --------------------------

Capital Share Transactions:
  Proceeds from sale of shares ........................................       69,076          689,925
  Proceeds from reinvestment of distributions to shareholders .........         --             49,222
  Cost of shares repurchased ..........................................      (78,227)        (750,797)
                                                                           --------------------------
  Net decrease from capital share transactions ........................       (9,151)         (11,650)
                                                                           --------------------------
Total Decrease in Net Assets ..........................................      (39,186)        (161,609)

Net Assets:
  Beginning of period .................................................      601,594          763,203
                                                                           --------------------------
  End of period .......................................................    $ 562,408         $601,594
                                                                           ==========================
Accumulated net investment loss, at end of period .....................    $  (1,928)        $   --
                                                                           ==========================


See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Leverage Growth Investors, Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


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10

                                      Value Line Leverage Growth Investors, Inc.

                                                                   June 30, 2001

--------------------------------------------------------------------------------

2. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                  Six Months
                                                    Ended
                                                   June 30,         Year Ended
                                                     2001          December 31,
                                                  (unaudited)          2000
                                                  -----------------------------
Shares sold ..................................        1,586           11,996
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................           --            1,062
                                                     -----------------------
                                                      1,586           13,058
Shares repurchased ...........................        1,834           13,038
                                                     -----------------------
Net (decrease) increase ......................         (248)              20
                                                     =======================
Distributions per share from .................
  net realized gains .........................       $   --           $4.345
                                                     =======================

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                   Six Months Ended
                                     June 30, 2001
                                      (unaudited)
                                   ----------------
                                    (in thousands)
Purchases:
Investment Securities ...............  $112,190
                                      =========
Sales:
Investment Securities ...............  $155,372
                                      =========

At June 30, 2001, the aggregate cost of investment securities for federal income tax purposes was $338,294,000. The aggregate appreciation and depreciation of investments at June 30, 2001, based on a comparison of investment values and their costs for federal income tax purposes was $244,423,000 and $16,732,000, respectively, resulting in a net appreciation of $227,691,000.

4. Investment  Advisory  Contract,   Management  Fees,  and  Transactions  With
   Affiliates

An advisory fee of $2,096,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the six months ended June 30, 2001. This was computed at the rate of 3/4 of 1% of the average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"),adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the six months ended June 30, 2001, fees amounting to $699,000 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund. During the six months ended June 30, 2001, the Fund paid brokerage commissions totaling $108,000 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 859,689 shares of the Fund's capital stock, representing 6.6% of the outstanding shares at June 30, 2001.


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                                                                              11

Value Line Leverage Growth Investors, Inc.

Notes to Financial Statements (unaudited)                          June 30, 2001
--------------------------------------------------------------------------------

5. Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which, at the Fund's option, may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had borrowings outstanding in the amount of $450,000 at June 30, 2001. The weighted average amount of bank loans outstanding for the six months ended June 30, 2001, amounted to approximately $9,446,132 at a weighted average interest rate of 6.60%. For the six months ended June 30, 2001, interest expense of approximately $314,000 and commitment fees of approximately $8,000 relating to borrowings under the agreement were paid or payable to SSBT.


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12

                                      Value Line Leverage Growth Investors, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                      Six Months Ended                          Years Ended December 31,
                                        June 30, 2001     -----------------------------------------------------------------
                                         (unaudited)        2000          1999            1998           1997        1996
                                         ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .............       $  45.63        $  57.98      $  48.42        $  35.58      $  31.51     $  28.50
                                         ----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment (loss) income ....          (0.15)           (.22)         (.14)           (.08)         (.06)        (.01)
  Net gains or losses on securities
    (both realized and unrealized)           (2.00)          (7.78)        14.90           14.13          7.37         6.40
                                         ----------------------------------------------------------------------------------
  Total from investment operations           (2.15)          (8.00)        14.76           14.05          7.31         6.39
                                         ----------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income .............             --              --            --              --            --           #
  Distributions from capital gains              --           (4.35)        (5.20)          (1.21)        (3.24)       (3.38)
                                         ----------------------------------------------------------------------------------
      Total distributions .........             --           (4.35)        (5.20)          (1.21)        (3.24)       (3.38)
                                         ----------------------------------------------------------------------------------
Net asset value, end of period ....       $  43.48        $  45.63      $  57.98        $  48.42      $  35.58     $  31.51
                                         ==================================================================================
Total return ......................          -4.71%+        -13.92%        30.99%          39.63%        23.79%       22.31%
                                         ==================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ..................       $562,408        $601,594      $763,203        $608,498      $432,815     $371,060
Ratio of expenses to average
  net assets (including
  interest expense) ...............           1.19%*(1)        .96%(1)       .82%(1)         .87%          .86%         .88%
Ratio of expenses to average
  net assets (excluding
  interest expense) ...............           1.08%*(1)        .95%(1)       .82%(1)         .84%          .86%         .87%
Ratio of net investment (loss)
  income to average net assets ....           (.68)%*         (.41)%        (.28)%          (.22)%       (0.17)%       (.02)%
Portfolio turnover rate ...........             19%+            28%           27%             54%           37%          34%

+ Not annualized

* Annualized.

# Dividend paid was less than one cent.

(1) Ratios reflect expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.


See Notes to Financial Statements

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

Value Line Leverage Growth Investors, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

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16